UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2021

Altus Power, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39798	85-3448396
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Atlantic Street, 6th Floor

Stamford, CT 06902

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 698-0090

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	AMPS	New York Stock Exchange LLC
Warrants to purchase one share of common stock, each at an exercise price of $11.00	AMPS WS	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K of Altus Power, Inc., a Delaware corporation (the “Company”), filed on December 13, 2021 (the “Original Report”), in which the Company reports, among other events, the completion of the Business Combination (as defined in the Original Report).

This Amendment No. 1 is being filed in order to disclose information required by Items 1.01, 2.03, 5.05 and 8.01 of Form 8-K.

This Amendment No. 1 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company or its subsidiaries subsequent to the filing date of the Original Report, except as indicated below under 1.01, 2.03, 5.05 and 8.01. The information previously reported in or filed with the Original Report is hereby incorporated by reference to this Amendment No. 1.

Item 1.01	Entry into a Material Definitive Agreement.

Investor Rights Agreement

In connection with the consummation of the transactions contemplated by the Business Combination Agreement (the “Transactions”), CBAH, Sponsor, certain officers of CBAH, Altus, GSO Altus Holdings LP (“Blackstone”), the Founders (as defined therein) and certain other officers of Altus and their affiliated trusts and vehicles entered into that certain Investor Rights Agreement (the “Investor Rights Agreement”). In accordance with the Investor Rights Agreement, which provides for, among other things, certain registration rights and transfer restrictions, including that the Sponsor and the Founders shall not transfer their shares of CBAH (subject to certain exceptions) until the first anniversary of the Closing and that Blackstone shall not transfer its shares of CBAH until the date that is 270 days following the Closing (subject to certain exceptions). The Investor Rights Agreement also permits underwritten takedowns and provides for customary “piggyback” registration rights.

The material terms of the Investor Rights Agreement are described in the Proxy Statement/Prospectus, dated as of November 5, 2021 (File No. 333-258700) filed with the Securities and Exchange Commission (the “SEC”) pursuant to Rule 424(b)(3) under the Securities Act of 1933, as amended (the “Proxy Statement/Prospectus”) in the section entitled “Certain Other Agreements Relating to the Transactions —Investor Rights Agreement” beginning on page 180.

The foregoing description of the Investor Rights Agreement is qualified in its entirety by the full text of the Investor Rights Agreement, a copy of which is attached hereto as Exhibit 10.7 and incorporated herein by reference.

The disclosure contained in Item 2.03 is incorporated by reference in this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On February 16, 2021, CBAH entered into a second amended and restated promissory note (the “Second Amended and Restated Promissory Note”) with Sponsor, with a borrowing capacity of up to $3.0 million. The Second Amended and Restated Promissory Note was non-interest bearing and the unpaid principal balance of the promissory note was payable on the earlier of: (i) the closing of the Business Combination and (ii) December 31, 2022 (or March 31, 2023, under certain circumstances). The Second Amended and Restated Promissory Note was subject to customary events of default, the occurrence of which automatically would have triggered the unpaid principal balance of the note and all other sums payable with regard to the note becoming immediately due and payable. Under the terms of the Second Amended and Restated Promissory Note, Sponsor was permitted to elect to convert any unpaid balance of the note in whole or in part into private placement warrants of the post-business combination entity at a price of $1.50 per warrant.

The terms of any such private placement warrants would be identical to the terms of the warrants issued by CBAH to the Sponsor in a private placement of CBAH’s initial public offering. Each private placement warrant entitles the holder thereof to purchase one share of Class A common stock of CBAH, par value $0.0001 per share, for $11.00 per share, subject to adjustment pursuant to the Warrant Agreement, dated as of December 10, 2020, by and between CBAH and Continental Stock Transfer & Trust Company.

At the closing of the Business Combination, CBAH issued 2,000,000 private placement warrants to the Sponsor in full settlement of the note’s total outstanding borrowings of $3.0 million.

The foregoing description of the Second Amended and Restated Promissory Note is qualified in its entirety by the full text of the Second Amended and Restated Promissory Note, a copy of which is attached hereto as Exhibit 10.8 and incorporated herein by reference.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Closing, on December 9, 2021, the Company’s board of directors approved and adopted a new Code of Business Conduct and Ethics applicable to all employees, officers and directors of the Company. A copy of the code is available at investors.altuspower.com.

Item 8.01	Other Events

CBAH and Altus issued a joint press release announcing that on December 9, 2021, they consummated the business combination contemplated by the previously announced Business Combination Agreement, dated as of July 12, 2021, by and among CBAH, First Merger Sub, Second Merger Sub, Holdings, APAM and Altus.

As a result of the Closing and the transactions contemplated by the Business Combination Agreement, (i) First Merger Sub merged with and into Altus with Altus continuing as the surviving corporation; (ii) immediately thereafter Altus merged with and into Second Merger Sub, with Second Merger Sub continuing as the surviving entity and as a wholly-owned subsidiary of New Altus; and (iii) CBAH changed its name to “Altus Power, Inc.” The surviving company expects that its common stock and public warrants will begin to trade on the NYSE under the ticker symbols “AMPS” and “AMPS WS”, respectively, on or about December 10, 2021. A copy of such press release is attached as Exhibit 99.1 hereto and is incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.7†	Investor Rights Agreement, dated July 12, 2021 (incorporated by reference to Exhibit 10.7 of CBAH’s Current Report on Form 8-K, filed with the SEC on July 13, 2021).

10.8†	Second Amended and Restated Promissory Note, dated as of February 16, 2021, by and between CBRE Acquisition Holdings, Inc., a Delaware corporation and CBRE Acquisition Sponsor, LLC (incorporated by reference to Exhibit 10.1 of CBAH’s Annual Report on Form 10-K, filed with the SEC on March 31, 2021).

99.1†	Press Release, dated December 9, 2021 (incorporated by reference to Exhibit 99.1 of New Altus’s Current Report on Form 8-K, filed with the SEC on December 9, 2021).

104	Cover Page Interactive Data File (formatted as Inline XBRL).

†	Previously filed with the Original Report

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: December 13, 2021	Altus Power, Inc.

	By:	/s/ Gregg Felton
	Name:	Gregg Felton
	Title:	Co-Founder, Co-Chief Executive Officer and Co-President

4